                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY











--------------------------------------------------------------------------------

                            INDEMNIFICATION AGREEMENT

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                                AFS FUNDING CORP.

                                       and

                     CREDIT SUISSE FIRST BOSTON CORPORATION





                          Dated as of February 9, 1999

                $140,000,000 Class A-1 4.980% Asset Backed Notes $235,000,000 Class A-2 5.383% Asset Backed Notes $130,000,000 Class A-3 5.740% Asset Backed Notes $195,000,000 Class A-4 5.880% Asset Backed Notes

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
Section 1.  Definitions...........................................................................................1
            -----------
Section 2.  Representations, Warranties and Agreements of Financial Security......................................3
            ----------------------------------------------------------------
Section 3.  Representations, Warranties and Agreements of the Underwriters........................................5
            --------------------------------------------------------------
Section 4.  Indemnification.......................................................................................6
            ---------------
Section 5.  Indemnification Procedures............................................................................7
            --------------------------
Section 6.  Contribution..........................................................................................8
            ------------
Section 7.  Miscellaneous.........................................................................................9
            -------------

EXHIBIT A -- Opinion of Assistant General Counsel

                           INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT dated as of February 9, 1999 among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), AFS FUNDING CORP., (the
                          ------------------
"Seller") and CREDIT SUISSE FIRST BOSTON CORPORATION as the Representative (as
 ------
defined below):

         Section 1.  Definitions. For purposes of this Agreement, the following
                     -----------
terms shall have the meanings provided below:

         "Agreement" means this Indemnification Agreement, as amended from time
          ---------
to time.

         "Federal Securities Laws" means the Securities Act, the Securities
          -----------------------
Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding Company Act of 1935, each as amended from time to time, and the rules and regulations in effect from time to time under such Acts.

         "Financial Security Agreements" means this Agreement, the Stock Pledge
          -----------------------------
Agreement, the Spread Account Agreement, the Spread Account Agreement Supplement and the Insurance Agreement.

         "Financial Security Information" has the meaning provided in Section
          ------------------------------
2(g) hereof.

         "Financial Security Party" means any of Financial Security, its parent,
          ------------------------
subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Indemnified Party" means any party entitled to any indemnification
          -----------------
pursuant to Section 4 hereof.

         "Indemnifying Party" means any party required to provide
          ------------------
indemnification pursuant to Section 4 hereof.

         "Insurance Agreement" means the Insurance and Indemnity Agreement,
          -------------------
dated as of February 9, 1999 among Financial Security, the Trust, AmeriCredit Financial Services, Inc., AFS Funding Corp. and AmeriCredit Corp.

         "Losses" means (a) any actual out-of-pocket damages incurred by the
          ------
party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

         "Offering Document" means the Prospectus and any other material or
          -----------------
documents delivered by the Underwriters to any Person in connection with the offer or sale of the Securities.

         "Person" means any individual, partnership, joint venture, corporation,
          ------
trust, unincorporated organization or other organization or entity (whether governmental or private).

         "Policy" means the financial guaranty insurance policy delivered by
          ------
Financial Security with respect to the Securities.

         "Prospectus" means, collectively, the Prospectus relating to the
          ----------
Securities dated October 26, 1998 and the Prospectus Supplement dated February 12, 1999 (the "Prospectus Supplement") relating to the Securities.

         "Representative" means Credit Suisse First Boston Corporation as
          --------------
representative of the Underwriters.

         "Securities" means the Trust's $140,000,000 Class A-1 4.980% Asset
          ----------
Backed Notes, $235,000,000 Class A-2 5.383% Asset Backed Notes, $130,000,000
Class A-3 5.740% Asset Backed Notes and $195,000,000 Class A-4 5.880% Asset Backed Notes issued pursuant to the Series 1999-A Indenture.

         "Securities Act" means the Securities Act of 1933, as amended from time
          --------------
to time.

         "Seller Party" means any of the Seller, its parent, subsidiaries and
          ------------
affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Spread Account Agreement" means the Spread Account Agreement, as
          ------------------------
amended and restated, dated as of May 11, 1998, among Financial Security, AFS Funding Corp., the collateral agent named therein and the trustees specified therein, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Spread Account Agreement Supplement" means the Series 1999-A
          -----------------------------------
Supplement to Spread Account Agreement, dated as of February 9, 1999, among Financial Security, AFS Funding Corp., the collateral agent named therein and the trustees specified therein.

         "Stock Pledge Agreement" means the Stock Pledge Agreement, dated as of
          ----------------------
May 1, 1996 among Financial Security, AmeriCredit Financial Services, Inc. and the collateral agent named therein, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Trust" means AmeriCredit Automobile Receivables Trust 1999-A.
          -----

         "Underwriters" means Credit Suisse First Boston Corporation, Bear,
          ------------
Stearns & Co. Inc., Chase Securities Inc. and NationsBanc Montgomery Securities LLC, as underwriters.

         "Underwriter Information" has the meaning provided in Section 3(c)
          -----------------------
hereof.

         "Underwriter Party" means any of the Underwriters, its respective
          -----------------
parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such item is used in the Securities
Act) of any of the foregoing.

         "Underwriting Agreement" means the Underwriting Agreement, dated as of
          ----------------------
February 12, 1999 among the Seller, AmeriCredit Financial Services, Inc. and the Underwriters.

         Section  2.  Representations, Warranties and Agreements of Financial
                      -------------------------------------------------------
Security. Financial Security represents, warrants and agrees as follows:
--------

                  (a) Organization, Etc. Financial Security is a stock insurance
                      ------------------
         company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

                  (b) Authorization, Etc. The Policy and the Financial Security
                      -------------------
         Agreements have been duly authorized, executed and delivered by Financial Security.

                  (c) Validity, Etc. The Policy and the Financial Security
                      --------------
         Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

                  (d) Exemption From Registration. The Policy is exempt from
                      ---------------------------
         registration under the Securities Act.

                  (e) No Conflicts. Neither the execution or delivery by
                      ------------
         Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

                  (f) Financial Information. The consolidated balance sheets of
                      ---------------------
         Financial Security as of December 31, 1997 and December 31, 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal years then ended, and the interim consolidated balance sheet of Financial Security as of September 30, 1998, and the related statements of income, changes in shareholder equity and cash flows for the interim period then ended, which are incorporated by reference in the Prospectus, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (g) Financial Security Information. The information in the
                      ------------------------------
         Prospectus Supplement set forth under the caption "The Insurer" (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Prospectus Supplement and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (h) Additional Information. Financial Security will furnish to
                      ----------------------
         the Underwriters or the Seller, upon request of the Underwriters or the Seller, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of a Prospectus relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities, the Seller or the Underwriters will notify Financial Security of such requirement to deliver a Prospectus and Financial Security will promptly provide the Underwriters and the Seller with any revisions to the Financial Security Information that are in the judgment of Financial Security necessary to prepare an amended Prospectus or a supplement to the Prospectus.

                  (i) Opinion of Counsel. Financial Security will furnish to the
                      ------------------
         Underwriters and the Seller on the closing date for the sale of the Securities an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Seller and the Underwriters.

                  (j) Consents and Reports of Independent Accountants. Financial
                      -----------------------------------------------
         Security will furnish to the Underwriters and the Seller, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Prospectus, including either a manually signed consent or a manually signed report of Financial Security's independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its insurance financial strength by Moody's Investors Service, Inc., its insurer financial strength by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd., its claims-paying ability by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. or any other rating assigned by a rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take
     ---------------
into account facts and assumptions not described in the Prospectus and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

         Section 3.  Representations, Warranties and Agreements of the
                     -------------------------------------------------
Underwriters. Each of the Underwriters represents, warrants and agrees as
------------
follows:

                  (a) Compliance With Laws. Such Underwriter will comply in all
                      --------------------
         material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Prospectus.

                  (b) Offering Document. Such Underwriter will not use, or
                      -----------------
         distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Prospectus. Each Offering Document will include the following statement:

                  "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".

         Each Offering Document including financial information with respect to Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately preceding such financial information:

                  "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations."

                  (c) Underwriter Information. All material provided by the
                      -----------------------
         Underwriters for inclusion in the Prospectus (as revised from time to time, the "Underwriter Information"), insofar as such information
                    -----------------------
         relates to the Underwriters, is true and correct in all material respects. In respect of the Prospectus Supplement, the Underwriter Information is limited to the information set forth (i) on the cover page in the table containing the price to the public, the underwriting discount and the proceeds to the Seller with respect to the Securities and in the paragraph immediately following such table and under the caption "Underwriting".

         Section 4.  Indemnification.
                     ---------------

                  (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Seller Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Seller Party or Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

                  (b) Each of the Underwriters, agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party and each Seller Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriters' breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any Financial Security Party or Seller Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein.

                  (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 5. Indemnification Procedures. Except as provided below in
                    --------------------------
Section 6 with respect to contribution, the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be
                       --------  -------
entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Indemnifying Party, (b) the Indemnifying Party has not in fact employed counsel satisfactory to Financial Security to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that (A) there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party and (B) the representation of the

Indemnifying Party and such Indemnified Parties by the same counsel would be inappropriate or contrary to prudent practice (in which case, if such Indemnified Parties notify the Indemnifying Party in writing that they elect to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Parties, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Seller Parties, one such firm for all Underwriter Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Seller in respect of the Seller Parties, by the Underwriters in respect of the Underwriter Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

         Section 6.  Contribution.
                     ------------

                  (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 6(b) below; provided, however, that an Indemnifying Party shall in no event be
         --------  -------
         required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

                  (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                  (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information and the Underwriters shall be solely responsible for the

         Underwriter Information and that the balance of each Offering Document shall be the responsibility of the Seller.

                  (d) Notwithstanding anything in this Section 6 to the contrary, the Underwriters shall not be required to contribute an amount in excess of the amount by which the total price of the Securities underwritten by the Underwriters exceeds the amount of any damages that the Underwriters have otherwise been required to pay in respect of such untrue statement or omission.

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

         Section 7.  Miscellaneous.
                     -------------

                  (a) Notices. All notices and other communications provided for
                      -------
         under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto.

         If to Financial Security:  Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, NY  10022

                                    Attention: Senior Vice President --
                                    Transaction Oversight Department (with a copy to the attention of the General Counsel)
                                    Re: AmeriCredit Automobile Receivables
                                        Trust 1999-A
                                    Confirmation:  (212) 826-0100
                                    Telecopy Nos.: (212) 339-3518,
                                                   (212) 339-3529

         If to the Seller:          AFS Funding Corp.
                                    1325 Airmotive Way
                                    Reno, Nevada  89502
                                    Attention:  General Counsel
                                    Confirmation:
                                    Telecopy No.:

         If to the Underwriters:    Credit Suisse First Boston Corporation

                                    Eleven Madison Avenue
                                    New York, NY 10010
                                    Attn: Joseph D. Fashano
                                    Confirmation: (212) 325-2107
                                    Telecopy No.: (212) 324-4296

                  (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                      -------------
         CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (c) Assignments. This Agreement may not be assigned by any
                      -----------
         party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

                  (d) Amendments. Amendments of this Agreement shall be in
                      ----------
         writing signed by each party hereto.

                  (e) Survival, Etc. The indemnity and contribution agreements
                      -------------
         contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Seller under the Initial Purchase Agreement or the Insurance Agreement.

                  (f) Counterparts. This Agreement may be executed in
                      ------------
         counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Indemnification Agreement to be duly executed and delivered as of the date first above written.


                                FINANCIAL SECURITY ASSURANCE INC.

                                By /s/ Daniel Farrell
                                   -------------------------------
                                Name: Daniel Farrell
                                     -----------------------------
                                     Authorized Officer


                                AFS FUNDING CORP.

                                By /s/ Preston A. Miller
                                   --------------------------------
                                Name:  Preston A. Miller
                                       ---------------------------
                                Title: Executive Vice President and Treasurer
                                       --------------------------------------


                                CREDIT SUISSE FIRST BOSTON
                                CORPORATION

                                By /s/ Richard d'Albert
                                   -------------------------------------
                                Name:  Richard d'Albert
                                      ----------------------------------
                                Title: Managing Director
                                       ---------------------------------

                                   EXHIBIT A

                     OPINION OF ASSISTANT GENERAL COUNSEL

         Based upon the foregoing, I am of the opinion that:

         1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         2. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

         3. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

         4. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").
                       ---

         5. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or violate any law or regulation, which violation would impair the binding effect or enforceability of the Policy or any of the Agreements or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

         In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Insurer" in the Prospectus (the "Offering Document") of the Seller with
 -----------------
respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Offering Document or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no opinion with respect to any financial statements or other financial information contained or referred to therein).